Note 2. Notes Receivable	3 Months Ended
Mar. 31, 2016
Notes
Note 2. Notes Receivable

Note 2.                        Notes Receivable

            In January 15 2016, the Company entered into a Promissory Note (the “Note Receivable”) for $100,000 with N-Viro Energy Limited (“Ltd”), and concurrently advanced Ltd $55,000 of cash for expenses in connection with its China project.  The Note Receivable was due on April 15, 2016 at a stated interest rate of 5% per annum.  The entire balance of principal and related accrued interest receivable has been fully reserved, as collectability is deemed doubtful, and a charge to earnings has been recorded at March 31, 2016.  In May 2 2016, the Company agreed to a revised Note Receivable for $120,000, and concurrently advanced Ltd $65,000 of cash for expenses in connection with its China project.  No other terms of the Note Receivable were changed, and the Note Receivable is in default as of the date of this filing.